- --------------------------------------------------------------------------------
                                                                     EXHIBIT 23A


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                              ARTHUR ANDERSEN LLP



- --------------------------------------------------------------------------------

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 7, 1994 included in ARAMARK Corporation's Form 10-K for the year ended September 30, 1994 and to all references to our Firm included in this registration statement.


                                               ARTHUR ANDERSEN LLP

                                               Independent Public Accountants


Philadelphia, Pennsylvania
February 14, 1995